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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        March 28, 2001 (March 28, 2001)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          MISSISSIPPI                             1-12991                     64-0659571
--------------------------------      --------------------------------  ---------------------------
 (State or Other Jurisdiction            (Commission File Number)          (I.R.S. Employer
       of Incorporation)                                                Identification Number)



        ONE MISSISSIPPI PLAZA
         TUPELO, MISSISSIPPI                                   38804
 -----------------------------------                --------------------------
        (Address of Principal                               (Zip Code)
         Executive Offices)

                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)


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ITEM 5.  OTHER EVENTS

         Effective March 28, 2001, BancorpSouth, Inc. ("BancorpSouth") entered into an amendment (the "Amendment") to the Rights Agreement, dated as of April 24, 1991, between BancorpSouth and BancorpSouth Bank, as Rights Agent (as amended, the "Rights Agreement"). The Amendment was adopted in the normal course of updating and extending the Rights Plan, which was scheduled to expire on April 24, 2001, and not in response to any proposal to acquire BancorpSouth. Primarily, the Amendment extended the term of the Rights Plan until March 28, 2011 and increased the Purchase Price that must be paid to exercise a Right to $60.00 per Right. The remainder of the amendments largely updated or clarified certain provisions of the Rights Agreement.

         The foregoing description is qualified in its entirety by reference to the Amendment, which is incorporated by reference hereto as Exhibit 4.1.

         A copy of BancorpSouth's March 28, 2001 press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number                      Description
--------------                      -----------
4.1                                 First Amendment to Rights Agreement, dated
                                    as of March 28, 2001, between BancorpSouth,
                                    Inc. and BancorpSouth Bank, as Rights
                                    Agent(1)

99.1                                Press Release issued on March 28, 2001 by
                                    BancorpSouth, Inc.


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(1) Incorporated by reference to Exhibit 4.2 filed with BancorpSouth, Inc.'s amendment to the registration statement on Form 8-A/A, filed on March 28, 2001 (file number 1-12991).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANCORPSOUTH, INC.


                                      By:  /s/ L. NASH ALLEN, JR.
                                          ------------------------------------
                                          L. Nash Allen, Jr.
                                          Treasurer and Chief Financial Officer




Date:  March 28, 2001









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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------
4.1                                 First Amendment to Rights Agreement, dated
                                    as of March 28, 2001, between BancorpSouth,
                                    Inc. and BancorpSouth Bank, as Rights
                                    Agent(1)

99.1                                Press Release issued on May 9, 2000 by
                                    BancorpSouth, Inc.

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(1) Incorporated by reference to Exhibit 4.2 filed with BancorpSouth, Inc.'s amendment to the registration statement on Form 8-A/A, filed on March 28, 2001 (file number 1-12991).